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                                                                   EXHIBIT 3.106

FILING FEE: $100.00                                    ID NUMBER________________

[STATE SEAL]

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                        Office of the Secretary of State
                              Corporations Division
                              100 North Main Street
                       Providence, Rhode Island 02903-1335

                               LIMITED PARTNERSHIP

                               ___________________

                       CERTIFICATE OF LIMITED PARTNERSHIP
                       (TO BE FILED IN DUPLICATE ORIGINAL)

The undersigned, desiring to form a limited partnership under and by virtue of the powers conferred by Section 7-13-8 of the General Laws, 1956, as amended, do execute the following Certificate of Limited Partnership:

1. The name of the limited partnership shall be:

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    (The name must contain the words "limited partnership" or the letters and punctuation "L.P.")

2. The address of the specified office in this state where the records of the limited partnership shall be kept is:

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3. The name and address of the specified agent for service of process is: __________________________
           (Name of Agent)

   _________________________________________  _________________, RI _________
        (Street Address, NOT P.O. Box)            (City/Town)       (Zip Code)

4. The name and business address of each general partner is:

              General Partner                         Business Address
              ---------------                         ----------------

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5. The mailing address for the limited partnership is:__________________________
                                                          (Street Address)

____________________________________, ____________________________    __________
             (City/Town)                       (State)                (Zip Code)

6. Any other matters the partners determine to include herein:

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       (if additional space is required, please list on separate attachment.)


                                    Under penalty of perjury, I/we
                                    declare and affirm that I/we have
                                    examined this Certificate of Limited
                                    Partnership, including any
                                    accompanying attachments, and that
                                    all statements contained herein are
                                    true and correct.

Date:  __________________           By ________________________________________

                                    By ________________________________________

                                    By ________________________________________

                                    By ________________________________________

                                    By ________________________________________
                                             Signature(s) of all general
                                                partners named herein